                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 19, 2003

                           Instinet Group Incorporated
               (Exact Name of Registrant as Specified in Charter)

              Delaware                              000-32717           13-4134098
    (State or Other Jurisdiction                 (Commission File      (IRS Employer
          of Incorporation)                          Number)        Identification No.)

      3 Times Square, New York, New York                                   10036
  (Address of Principal Executive Offices)                               (Zip Code)

        Registrant's telephone number, including area code: 212-310-9500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 19, 2003, Instinet Group Incorporated ("Instinet") issued a press release announcing that Natan Tiefenbrun, currently serving as co-head of Instinet, LLC, a subsidiary of Instinet branded Instinet, the Institutional Broker, will be promoted to President of the International Division of Instinet, LLC. In addition, Mike Plunkett, also currently serving as co-head of Instinet, LLC, will be promoted to President of the U.S. Division of Instinet, LLC. Both individuals will continue to report to Ed Nicoll, Chief Executive Officer of Instinet. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

      Number      Description
      ------      -----------

       99.1       Press Release of Instinet Group Incorporated issued December 19, 2003:
                  Instinet appoints new heads for International and U.S.
                  Divisions

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                          INSTINET GROUP INCORPORATED
                                                      Registrant



Date: December 19, 2003
                                                  By:   /s/ Alex Goor
                                                        ------------------------
                                                        Alex Goor
                                                        Executive Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION
--------------       -----------
99.1                 Press Release of Instinet Group Incorporated issued
                     December 19, 2003: Instinet appoints new heads for
                     International and U.S. Divisions